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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 13, 2006

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                            COMMERCE BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
                 Missouri                             0-2989                         43-0889454
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        (STATE OF INCORPORATION)              (COMMISSION FILE NUMBER)    (IRS EMPLOYER IDENTIFICATION NO.)

             1000 Walnut,
            Kansas City, MO                                                             64106
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                              (ZIP CODE)
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                                 (816) 234-2000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Commerce Bancshares, Inc., a Missouri corporation ("Commerce"), CBI-Kansas, Inc., a Kansas corporation ("CBI-Kansas"), and West Pointe Bancorp, Inc., an Illinois corporation ("West Pointe") have entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of April 13, 2006, whereby West Pointe will be merged with and into CBI-Kansas, a wholly owned subsidiary of Commerce (the "Merger"). Commerce expects that simultaneously with the consummation of the Merger, West Pointe Bank And Trust Company, a wholly-owned subsidiary of West Pointe, would be merged with and into Commerce Bank, N.A., a wholly-owned subsidiary of CBI-Kansas.

In the Merger, Commerce expects to issue a combination of (i) up to 1,678,772 and no fewer than 1,099,384 shares of Commerce common stock and (ii) and up to $20,225,000 for all shares of West Pointe common stock held by West Pointe stockholders immediately before completion of the merger. Pursuant to the terms of the Merger Agreement, the cash consideration is limited to 25% of the total consideration. The total consideration value is estimated to be $80,900,000.

The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. The Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference, contains various representation, warranties and covenants of Commerce and West Pointe and certain conditions precedent to the Merger. Those conditions include (i) the approval of the Merger by the stockholders of West Pointe, (ii) the receipt of all required regulatory approvals and (iii) the satisfaction or waiver of certain other customary closing conditions. The Merger is expected to be completed in the third quarter of 2006.

In connection with the Merger Agreement, West Pointe has granted to Commerce a stock option (the "Option") to purchase, under certain circumstances, up to 19.9% of West Pointe's issued and outstanding common stock at a price, subject to certain adjustments, of $48.75 per share (the "Stock Option Agreement"), a copy of which is attached as Exhibit 99.1(a) hereto and is incorporated herein by reference. The description of the Stock Option Agreement contained herein is qualified in its entirety by the full text of such Exhibit. Under certain circumstances, West Pointe may be required to repurchase the Option or the shares acquired pursuant to the exercise of the Option. West Pointe also has the ability under certain circumstances to call the stock issued pursuant to the grant. Alternatively, the Option could be surrendered to West Pointe, together with any shares purchase under the Option, in exchange for cash. The Stock Option Agreement limits Commerce's Total Profit (as defined in the Stock Option Agreement) to not more than $4,000,000.

The foregoing description of the Merger and the Merger Agreement is a summary and does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement. The Merger Agreement should not be read alone, but should be read in conjunction with other information regarding Commerce and West Pointe, including any proxy statement or prospectus that may be filed in connection with the Merger, as well as the Forms 10-K, 10-Q and other filings of Commerce and West Pointe make with the Securities and Exchange Commission (the "SEC").

Additional Information About This Transaction

Commerce intends to file with the SEC a Registration Statement on Form S-4, which will contain the prospectus of Commerce relating to the shares to be issued in the Merger and the proxy statement of West Pointe relating to a Special Meeting of Stockholders, at which the Merger Agreement will be considered and voted upon by West Pointe's stockholders, as well as other relevant documents concerning the Merger. Investors are urged to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information. Investors will also be able to obtain the Form S-4 Registration Statement, including the exhibits filed therewith, free of charge at the website maintained by the SEC at www.sec.gov. In addition, investors may obtain documents filed with the SEC by Commerce free of charge by requesting them in writing from Commerce Bancshares, Inc., 1000 Walnut, 16th Floor, Kansas City, MO 64106: Attn: J. Daniel Stinnett, Esq.. Investors may obtain documents filed with the SEC by West Pointe free of charge by requesting them in writing from West Pointe Bancorp, Inc., 5701 Main Street, Belleville, IL 62226: Attn: Terry W. Schaefer.

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Participants in This Transaction

West Pointe and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the Merger. Information about such directors and executive officers and their ownership of West Pointe common stock will be included in the proxy statement/prospectus described above. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. The forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results or earnings to differ materially from such forward-looking statements include, among others, the following: 1) changes in economic conditions; 2) changes in the interest rate environment; 3) changes in foreign exchange rates; 4) adverse movements and volatility in debt and equity capital markets; 5) changes in market rates and prices; 6) political conditions and related actions by the United States military abroad which may adversely affect the company's businesses and economic conditions as a whole; 7) liabilities resulting from litigation and regulatory investigations; 8) changes in domestic or foreign tax laws, rules and regulations as well as IRS or other governmental agencies' interpretations thereof; 9) various monetary and fiscal policies and regulations; 10) increased competition; 11) ability to grow core businesses; 12) ability to develop and introduce new banking-related products , services and enhancements and gain market acceptance of such products; 13) mergers and acquisitions and their integration into the company; 14) decisions to downsize, sell or close units or otherwise change the business mix of the company; and 15) management's ability to manage these and other risks. For further information regarding either company, please read Commerce and West Pointe reports filed with the SEC and available at www.sec.gov.

ITEM 8.01 OTHER EVENTS.

      In conjunction with the transaction discussed in Item 1.01 above, Commerce and West Pointe issued a joint press release. The release is included as Exhibit 99.1(b) to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

  (c) Exhibits

      Note: Schedules and Exhibits to the Merger Agreement have not been included. The Schedules and Exhibits to the Merger Agreement qualify certain of the representations, warranties and covenants and do not contain any information that require disclosure pursuant to any securities laws or rules.

  2.1 Agreement and Plan of Merger, dated as of April 13, 2006 among Commerce Bancshares, Inc., CBI-Kansas, Inc. and West Pointe Bancorp, Inc.

  99.1(a) Stock Option Agreement, dated as of April 13, 2006, between West Pointe Bancorp, Inc. and Commerce Bancshares, Inc.

  99.1(b) Joint Press Release dated April 13, 2006 announcing execution of the Merger Agreement

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              COMMERCE BANCSHARES, INC.

                                              By: \s\ Jeffery D. Aberdeen
                                                 ------------------------
                                                      Jeffery D. Aberdeen
                                                      Controller
                                                      (Chief Accounting Officer)

Date:  April 14, 2006

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                                INDEX TO EXHIBITS

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
Exhibit
Number           Description
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
   2.1 Agreement and Plan of Merger, dated as of April 13, 2006 among Commerce Bancshares, Inc., CBI-Kansas, Inc. and West Pointe Bancorp, Inc.

   99.1(a) Stock Option Agreement, dated as of April 13, 2006, between West Pointe Bancorp, Inc. and Commerce Bancshares, Inc.

   99.1(b) Joint Press Release dated April 13, 2006 announcing execution of the Merger Agreement
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